adolor CORPORATION

Results from Alvimopan Phase 3 Clinical Study 14CL302

April 2, 2003

Forward-Looking Statements

This oral presentation and the questions and answers that follow contain forward-looking statements including but not limited to the following:

- Our ability to submit study 302 in an NDA
- Our ability to achieve confirming results in our ongoing Phase 3 studies
- Our anticipated dates of completion of clinical trial accrual
- Our anticipated results of clinical trials
- Our NDA submission target date of 2003
- Our product development efforts
- Analysis and interpretation of data by regulatory authorities
- Anticipated efforts of our collaborators

Our forward-looking statements are subject to risks and uncertainties, known and unknown, that could cause actual results and developments to differ materially from those expressed or implied in such statements. Further information about these and other relevant risks and uncertainties may be found in Adolor's filings with the SEC, available in its EDGAR database at http://www.sec.gov and from Adolor. Given the uncertainties affecting pharmaceutical companies in the development stage, you are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors. Adolor undertakes no obligation to publicly update or revise the statements made herein or the risk factors that may relate thereto.

Alvimopan for the Management of Postoperative Ileus -- Study 14CL302

- Double-blind, placebo-controlled, randomized, multi-center
- To enroll 450 patients across 3 treatment groups (alvimopan 6 or 12 mg, or placebo); approximately 150 each
- Patients were to receive their first dose at least two hours prior to surgery, and then twice a day until Hospital Discharge or up to 7 days post-surgery

Alvimopan for the Management of Postoperative Ileus -- Study 14CL302

- **Inclusion Criteria**
  - Male or Female between 18 and 80 years of age
  - Partial Colectomy (excluding low anterior resection) or Abdominal Hysterectomy (Radical or Simple)
    - Simple Hysterectomy limited to 20%
  - Subject is scheduled for postoperative pain management with intravenous Patient Controlled Analgesia with opioids
  - Nasogastric tube to be removed at the end of surgery or by Postoperative Day 1 morning

Alvimopan for the Management of Postoperative Ileus -- Study 14CL302

- **Primary Efficacy Endpoint**
  - Time to recovery of gastrointestinal (G.I.) function (composite endpoint is upper AND lower G.I. recovery)
    - Time to upper G.I. Recovery: tolerating solid foods
    - Time to lower G.I. Recovery: flatus or bowel movement

- **Secondary Efficacy Endpoints**
  - Proportion of Responders
  - Time to be Ready for Discharge based solely on Recovery of Gastrointestinal Function
  - Time to First Flatus
  - Time to First Bowel Movement
  - Time to First Solid Food
  - Time to Hospital Discharge Order Written

Specified Primary Endpoint Analysis: Time to Recovery of GI Function -- Alvimopan Study 14CL302



6 mg vs. placebo: hazard ratio = 1.47, P<0.01
(Cox Proportional Hazard Model)
6 mg
Placebo
Proportion of Subjects Achieving Endpoint
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200
Time to Recovery of GI Function (hours)
Treatment Code
placebo
alvimopan 6 mg

Additional Analysis: Time to Recovery of GI Function -- Alvimopan Study 14CL302


6 mg
Placebo
Proportion of Subjects Achieving Endpoint
Time to Recovery of GI Function (hours)
On average, patients treated with 6 mg of alvimopan had a time to recovery of GI function approx. 76% of that of the placebo group translating to approx. 24 hours earlier recovery.
(Accelerated Failure Time Model)
Treatment Code
placebo
alvimopan 6 mg

Primary Endpoint: Time to Recovery of GI Function -- Alvimopan Study 14CL302



Subjects Achieving GI Recovery (%)
(Cumulative)
100
75
50
25
0
6 mg
Placebo
Group
Postop.
Day
>6
6
5
4
3
<3

A Specified Secondary Endpoint Analysis: Time to Hospital Discharge Order Written -- Alvimopan Study 14CL302


6 mg vs. placebo: hazard ratio = 1.51, P <0.01
(Cox Proportional Hazard Model)
6 mg
Placebo
Proportion of Subjects Achieving Endpoint
Time to Hospital Discharge Order Written (hours)
Treatment Code
placebo
alvimopan 6 mg

Additional Analysis: Time to Hospital Discharge Order Written -- Alvimopan Study 14CL302

adolor CORPORATION



6 mg
Placebo
On average, patients treated with 6 mg of alvimopan had a time to hospital discharge order written approx. 72% of that of the placebo group translating to approx. 28 hours earlier discharge.
(Accelerated Failure Time Model)
Proportion of Subjects Achieving Endpoint
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
150
160
170
180
190
200
Time to Hospital Discharge Order Written (hours)
Treatment Code
placebo
alvimopan 6 mg

Secondary Endpoint: Time to Discharge Order Written – Alvimopan Study 14CL302



100
75
50
25
0
Subjects Discharged (%) (Cumulative)
6 mg
Placebo
Group
Postop. Day
>6
6
5
4
3
<3

Specified Primary Endpoint Analysis: Time to Recovery of GI Function -- Alvimopan Study 14CL302

adolor CORPORATION


12 mg vs. placebo: hazard ratio = 1.23, P = 0.11
(Cox Proportional Hazard Model)
12 mg
Placebo
Proportion of Subjects Achieving Endpoint
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200
Time to Recovery of GI Function (hours)
Treatment Code
placebo
alvimopan 12 mg

Additional Analysis: Time to Recovery of GI Function --
Alvimopan Study 14CL302



12 mg
Placebo
On average, patients treated with 12 mg of alvimopan had a time to recovery of GI function approx. 85% of that of the placebo group translating to approx. 15 hours earlier recovery.
(Accelerated Failure Time Model)
Proportion of Subjects Achieving Endpoint
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200
Time to Recovery of GI Function (hours)
Treatment Code
placebo
alvimopan 12 mg

A Specified Secondary Endpoint Analysis: Time to Hospital Discharge Order Written -- Alvimopan Study 14CL302


12 mg vs. placebo: hazard ratio = 1.18, P=0.19
(Cox Proportional Hazard Model)
12 mg
Placebo
Proportion of Subjects Achieving Endpoint
Time to Hospital Discharge Order Written (hours)
Treatment Code
placebo
alvimopan 12 mg

Additional Analysis: Time to Hospital Discharge Order Written -- Alvimopan Study 14CL302


12 mg
Placebo
On average, patients treated with 12 mg of alvimopan had a time to hospital discharge order written approx. 83% of that of the placebo group translating to approx. 17 hours earlier discharge.
(Accelerated Failure Time Model)
Proportion of Subjects Achieving Endpoint
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200
Time to Hospital Discharge Order Written (hours)
Treatment Code
placebo
alvimopan 12 mg

Alvimopan for the Management of Postoperative Ileus -- Study 14CL302

- Alvimopan was generally well tolerated
- Most frequent adverse events were :

	Placebo	**6 mg**	**12 mg**
	n = 153	**n = 150**	**n = 146**
Nausea	67.3%	64.0%	56.8%
Vomiting	32.0%	25.3%	15.1%
Hypotension	15.0%	12.0%	11.6%
Discontinuations for adverse events:			
	14.4%	6.6%	17.8%
Patients Completing:	79.1%	84.2%	73.3%

Alvimopan for the Management of Postoperative Ileus -- Study 14CL302

adolor CORPORATION

Postoperative Ileus Development Targets

Studies	*Accrual Completion Target*
306	Complete
308	Q2
313	Q2
NDA	Submission Target Year-end 2003

» **NDA submission will depend on achieving confirmatory clinical trial results; and timing of any submission is dependent on timing of accrual completion and other factors.**